Exhibit 99.1

475 Half Day Road, Suite 500 Lincolnshire, IL 60069 USA T: +1 847 634 6700 F: +1 847 913 8766 www.zebra.com

FOR IMMEDIATE RELEASE

Contact:
Investors:	Media:
Douglas A. Fox, CFA	Robb Kristopher
Vice President, Investor Relations	Director, Corporate Communications
and Treasurer	and Public Relations
+ 1 847 793 6735	+ 1 847 793 5514
dfox@zebra.com	rkristopher@zebra.com

Zebra Technologies Announces 2012 Third Quarter Financial Results

Results include $9.1 million non-cash asset impairment charge;

Record sales in North America and Latin America offset weakness in Europe

Lincolnshire, IL, November 6, 2012—Zebra Technologies Corporation (NASDAQ: ZBRA) today announced 2012 third quarter continuing operations diluted earnings per share of $0.51, including a non-cash asset impairment charge of $9,114,000, which reduced earnings by $0.18 per share. Earnings from continuing operations for the third quarter of 2011 totaled $0.64 per share. Net sales for the quarter ended September 29, 2012, decreased 0.5% to $252,037,000 from $253,338,000 for the third quarter of 2011. Movements in foreign exchange rates decreased sales by $3,767,000, or 1.5 percentage points, from a weaker euro against the U.S. dollar, compared with a year ago.

Summary Financial Performance (Unaudited)

	3Q12	3Q11	Change
Net sales (in 000s)	$252,037	$253,338	-0.5%
Gross margin (%)	50.4	48.8	1.6	pts.

Income from continuing operations (in 000s)	$26,581	$34,187	-22.2%

Income from discontinued operations, net of tax (in 000s)	$516	$10,814	-95.2%

Net income (in 000s)	$27,097	$45,001	-39.8%

Diluted earnings per share:
Income from continuing operations	$0.51	$0.64	-20.3%
Income from discontinued operations	$0.01	$0.20	-95.0%
Net income	$0.52	$0.84	-38.1%

“Zebra delivered strong results in a challenged environment on the basis of the diversity of our business,” stated Anders Gustafsson, Zebra’s chief executive officer. “Investments in sales resources and channel expansion have resulted in engagements with more customers in targeted markets. In addition, we are serving our customers with a broader array of innovative solutions from a more efficient and productive product development process. During the quarter, we also deployed $75 million on the acquisition of LaserBand and share buybacks. We remain confident in our ability to deliver increasing returns to enhance shareholder value over the long term.”

As of September 29, 2012, Zebra had $368,795,000 in cash and investments, and no long-term debt. Net inventories were $122,915,000, and net accounts receivable were $165,160,000.

Discussion and Analysis

•	Net sales for the third quarter of 2012 included year-over-year growth of 6.9% in North America and 9.3% in Latin America, both records. This growth offset sales declines of 4.9% in Asia Pacific and 10.6% in the Europe, Middle East and Africa region.

•	Gross profit of 50.4%, versus 48.8% in 2011, reflects reduced overhead, freight and reserve costs, partially offset by unfavorable movements in foreign exchange rates and product mix. Unfavorable foreign currency movements decreased third quarter gross profit by $2,939,000.

•	Operating expense growth of 18.1% included a non-cash asset impairment charge of $9,114,000, increased amortization costs, higher compensation costs, consulting fees, rent, and depreciation.

•	The 2012 effective tax rate increase in the third quarter reflects the non-deductibility of the non-cash asset impairment charge, as well as a rate decrease related to the second quarter implementation of a new structure for Zebra’s international subsidiaries. The effect of the non-deductibility of the asset impairment charge increased the effective tax rate by 6.0% for the third quarter of 2012.

Stock Purchase Update

During the third quarter of 2012, Zebra returned $15.0 million to shareholders through the repurchase of 400,000 shares of Zebra Technologies Corporation Class A Common Stock. At September 29, 2012, the company had 2,422,336 shares remaining in its stock buyback authorization, and 51,252,384 shares of common stock were outstanding.

Fourth Quarter Outlook

Zebra announced its financial forecast for the fourth quarter of 2012. Net sales are expected within a range of $245,000,000 to $255,000,000. Diluted earnings per share are expected within a range of $0.62 to $0.70.

Conference Call Notification

Investors are invited to listen to a live webcast of Zebra’s conference call discussing the company’s financial results for the third quarter of 2012. The conference call will be held at 11:00 AM Eastern Time today. To listen to the call, visit the company’s website at http://www.zebra.com.

Forward-looking Statement

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s financial forecast for the fourth quarter of 2012 stated in the paragraph above captioned “Fourth Quarter Outlook.” Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra undertakes no obligation, other than as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this release.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include customer acceptance of Zebra’s hardware and software products and competitors’ product offerings, and the potential effects of technological changes. The continued uncertainty over future global economic conditions, the availability of credit, capital markets volatility, may have adverse effects on Zebra, its suppliers and its customers. In addition, a disruption in our ability to obtain products from vendors as a result of supply chain constraints, natural disasters or other circumstances could restrict sales and negatively affect customer relationships. Profits and profitability will be affected by Zebra’s ability to control manufacturing and operating costs. Because of a large investment portfolio, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates will have an effect on financial results because of the large percentage of our international sales. The outcome of litigation in which Zebra may be involved is another factor. These and other factors could have an adverse effect on Zebra’s sales, gross profit margins and results of operations and increase the volatility of our financial results. When used in this release and documents referenced, the words “anticipate,” “believe,” “estimate,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission. In particular, readers are referred to Zebra’s Form 10-K for the year ended December 31, 2011.

About Zebra Technologies

A global leader respected for innovation and reliability, Zebra Technologies Corporation (NASDAQ: ZBRA) offers technologies that give a virtual voice to an organization’s assets, people and transactions, enabling organizations to unlock greater business value. The company’s extensive portfolio of marking and printing technologies, including RFID and real-time location solutions, illuminates mission-critical information to help customers take smarter business actions. For more information about Zebra’s solutions, visit http://www.zebra.com.

475 Half Day Road, Suite 500 Lincolnshire, IL 60069 USA T: +1 847 634 6700 F: +1 847 913 8766 www.zebra.com

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	September 29, 2012	December 31, 2011
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$52,253	$36,418
Investments and marketable securities	160,690	182,398
Accounts receivable, net	165,160	155,230
Receivable from buyer	0	27,580
Inventories, net	122,915	133,288
Deferred income taxes	15,506	13,931
Income tax receivable	0	13,111
Prepaid expenses and other current assets	14,454	22,917

Total current assets	530,978	584,873

Property and equipment at cost, less accumulated depreciation and amortization	102,537	97,822
Long-term deferred income taxes	7,536	11,866
Goodwill	95,345	79,703
Other intangibles, net	39,017	12,667
Long-term investments and marketable securities	155,852	107,879
Other assets	9,425	4,196

Total assets	$940,690	$899,006

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$28,180	$33,273
Accrued liabilities	50,568	64,612
Deferred revenue	12,288	11,089
Income taxes payable	2,031	0

Total current liabilities	93,067	108,974
Deferred rent	1,406	1,592
Other long-term liabilities	13,188	11,515

Total liabilities	107,661	122,081

Stockholders’ equity:
Preferred Stock	—	—
Class A Common Stock	722	722
Additional paid-in capital	136,750	131,422
Treasury stock	(628,683)	(596,622)
Retained earnings	1,333,530	1,245,616
Accumulated other comprehensive loss	(9,290)	(4,213)

Total stockholders’ equity	833,029	776,925

Total liabilities and stockholders’ equity	$940,690	$899,006

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2012	October 1, 2011	September 29, 2012	October 1, 2011
Net sales:
Net sales of tangible products	$239,786	$241,686	$706,970	$700,568
Revenue from services and software	12,251	11,652	36,019	35,612

Total net sales	252,037	253,338	742,989	736,180

Cost of sales
Cost of sales of tangible products	118,751	122,529	357,764	351,042
Cost of services and software	6,362	7,256	18,041	19,889

Total cost of sales	125,113	129,785	375,805	370,931

Gross profit	126,924	123,553	367,184	365,249

Operating expenses:
Selling and marketing	32,321	31,942	96,593	91,420
Research and development	22,007	22,584	64,759	66,752
General and administrative	22,481	18,978	71,203	62,372
Amortization of intangible assets	1,670	843	3,210	2,514
Acquisition costs	566	188	2,072	188
Exit and restructuring costs	0	138	0	2,090
Asset impairment charge	9,114	0	9,114	0

Total operating expenses	88,159	74,673	246,951	225,336

Operating income	38,765	48,880	120,233	139,913

Other income (expense):
Investment income	541	134	1,959	1,350
Foreign exchange loss	(514)	(173)	(936)	(1,300)
Other, net	(294)	(859)	(1,144)	(1,356)

Total other income (expense)	(267)	(898)	(121)	(1,306)

Income from continuing operations before income taxes	38,498	47,982	120,112	138,607
Income taxes	11,917	13,795	33,014	41,123

Income from continuing operations	26,581	34,187	87,098	97,484
Income from discontinued operations, net of tax	516	10,814	816	42,115

Net income	$27,097	$45,001	$87,914	$139,599

Basic earnings per share:
Income from continuing operations	$0.52	$0.64	$1.68	$1.79
Income from discontinued operations	0.01	0.20	0.02	0.77

Net income	$0.53	$0.84	$1.70	$2.56

Diluted earnings per share:
Income from continuing operations	$0.51	$0.64	$1.67	$1.78
Income from discontinued operations	0.01	0.20	0.02	0.77

Net income	$0.52	$0.84	$1.69	$2.55

Basic weighted average shares outstanding	51,566	53,339	51,775	54,405
Diluted weighted average and equivalent shares outstanding	51,809	53,628	52,041	54,770

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Amounts in thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2012	October 1, 2011	September 29, 2012	October 1, 2011
Net income	$27,097	$45,001	$87,914	$139,599

Other comprehensive income (loss):
Unrealized gains (losses) on hedging transactions, net of income taxes	(3,946)	5,615	(6,192)	2,838
Unrealized holding gains (losses) on investments, net of income taxes	392	(636)	917	(303)
Foreign currency translation adjustment	12	173	198	(630)

Comprehensive income	$23,555	$50,153	$82,837	$141,504

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Nine Months Ended
	September 29, 2012	October 1, 2011
Cash flows from operating activities:
Net income	$87,914	$139,599
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	18,906	17,985
Equity-based compensation	11,485	11,060
Asset impairment charge	9,114	0
Impairment of investments	0	326
Excess tax benefit from equity-based compensation	(1,492)	(1,265)
Loss on sale of property and equipment	178	53
Gain on sale of business	(613)	(66,753)
Deferred income taxes	2,755	5,703
Changes in assets and liabilities:
Accounts receivable, net	(6,108)	(10,112)
Inventories, net	11,981	(6,635)
Other assets	12,070	(10,150)
Accounts payable	(10,843)	(8,493)
Accrued liabilities	(11,341)	(14,917)
Deferred revenue	2,644	(16,707)
Income taxes	14,711	(7,087)
Other operating activities	(6,378)	2,116

Net cash provided by operating activities	134,983	34,723

Cash flows from investing activities:
Purchases of property and equipment	(17,140)	(17,829)
Proceeds from the sale of business	27,580	161,206
Acquisition of business, net of cash acquired	(59,874)	0
Acquisition of intangible assets	(3,000)	(200)
Purchase of long-term equity investment	(5,000)	0
Purchases of investments and marketable securities	(483,349)	(791,811)
Maturities of investments and marketable securities	324,139	493,649
Proceeds from sales of investments and marketable securities	133,863	253,377

Net cash provided by (used in) investing activities	(82,781)	98,392

Cash flows from financing activities:
Purchase of treasury stock	(39,697)	(146,373)
Proceeds from exercise of stock options and stock purchase plan purchases	1,909	9,197
Excess tax benefit from equity-based compensation	1,492	1,265

Net cash used in financing activities	(36,296)	(135,911)

Effect of exchange rate changes on cash	(71)	(899)

Net increase in cash and cash equivalents	15,835	(3,695)
Cash balance of discontinued operations at beginning of period	0	1,301
Less: Cash balance of discontinued operations at end of period	0	0
Cash and cash equivalents at beginning of period	36,418	46,175

Cash and cash equivalents at end of period	$52,253	$43,781

Supplemental disclosures of cash flow information:
Income taxes paid	$16,773	$53,512

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SALES INFORMATION

(Amounts in thousands)

(Unaudited)

SALES BY PRODUCT CATEGORY

	Three Months Ended
	September 29,	October 1,	Percent	Percent of	Percent of
Product Category	2012	2011	Change	Net Sales - 2012	Net Sales – 2011
Hardware	$183,053	$193,214	(5.3)	72.6	76.3
Supplies	55,423	47,110	17.6	22.0	18.6
Service and software	12,251	11,652	5.1	4.9	4.6

Subtotal products	250,727	251,976	(0.5)	99.5	99.5
Shipping and handling	1,310	1,362	(3.8)	0.5	0.5

Total net sales	$252,037	$253,338	(0.5)	100.0	100.0

	Nine Months Ended
	September 29,	October,	Percent	Percent of	Percent of
Product Category	2012	2011	Change	Net Sales - 2012	Net Sales – 2011
Hardware	$548,222	$555,108	(1.2)	73.9	75.4
Supplies	154,893	141,323	9.6	20.8	19.2
Service and software	36,019	35,612	1.1	4.8	4.8

Subtotal products	739,134	732,043	1.0	99.5	99.4
Shipping and handling	3,855	4,137	(6.8)	0.5	0.6

Total net sales	$742,989	$736,180	0.9	100.0	100.0

SALES BY GEOGRAPHIC REGION

	Three Months Ended
	September 29,	October 1,	Percent	Percent of	Percent of
Geographic Region	2012	2011	Change	Net Sales - 2012	Net Sales - 2011
Europe, Middle East and Africa	$75,637	$84,597	(10.6)	30.0	33.4
Latin America	26,188	23,968	9.3	10.4	9.5
Asia-Pacific	36,843	38,723	(4.9)	14.6	15.3

Total International	138,668	147,288	(5.9)	55.0	58.2
North America	113,369	106,050	6.9	45.0	41.8

Total net sales	$252,037	$253,338	(0.5)	100.0	100.0

	Nine Months Ended
	September 29,	October 1,	Percent	Percent of	Percent of
Geographic Region	2012	2011	Change	Net Sales - 2012	Net Sales - 2011
Europe, Middle East and Africa	$239,615	$254,218	(5.7)	32.3	34.5
Latin America	73,846	68,137	8.4	9.9	9.3
Asia-Pacific	105,912	109,518	(3.3)	14.3	14.9

Total International	419,373	431,873	(2.9)	56.5	58.7
North America	323,616	304,307	6.3	43.5	41.3

Total net sales	$742,989	$736,180	0.9	100.0	100.0

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

PRINTER UNITS and AVERAGE UNIT PRICES

(Unaudited)

	Three Months Ended
	September 29,	October 1,	Percent
	2012	2011	Change
Total printers shipped	310,972	315,743	(1.5)
Average selling price of printers shipped	$492	$524	(6.1)

	Nine Months Ended
	September 29,	October 1,	Percent
	2012	2011	Change
Total printers shipped	938,827	876,483	7.1
Average selling price of printers shipped	$488	$535	(8.7)